UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 9, 2009

AMERIRESOURCE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20033	84-1084784
(Commission File Number)	(IRS Employer Identification Number)

3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
(Address of Principal Executive Offices)              (Zip Code)

(702) 214-4249
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

On March 2, 2009 the Company entered into a Stock Exchange Agreement with Nexia Holdings, Inc. to exchange 100,000 shares of Nexia’s Series C Preferred Stock for Series F Preferred Stock of the Company with a stated conversion value of $500,000.  The shares of both companies will be issued with restrictive legends and carry no guarantee of future value and thus the exchange carries a significant risk of the loss of investment by the Company in the preferred stock of Nexia.  The shares will be held as investment securities for the current time.  The agreement will be handled as a private sale exempt from registration under Rule 506 of Regulation D and the Securities Act of 1933.

ITEM 9.01	Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION

(99.1)	Stock Exchange Agreement, dated March 2, 2009 with Nexia Holdings, Inc.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of September 2009.

AmeriResource Technologies, Inc.

By:	/s/ Delmar Janovec
Delmar Janovec, President